State Street
Corporate Trust Department
Securities Administration
Report to Certificateholders

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Contents
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Quick Reference                                ................. i
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for easy issue and factor information

Payment Summary                                ................. 1
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for payment summary information

Payment Detail                                 ................. 2
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for detailed payment information

Factor Sheet                                   ................. 3
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for detailed factor information

Delinquency Status                             ................. 4
------------------
for delinquency and related information

Credit Enhancement Summary                     ................. 5
--------------------------
for security credit support
& collateral information

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


State Street
GS Mortgage Securities Corporation II
Commercial Mortgage Pass-Through Certificates
Series 1996-PL
Payment Date:  November 15, 1996

-------------------------------------------------------------------------------
Quick Reference
-------------------------------------------------------------------------------
                                                            Pre-
                                      Principal  Interest  payment
                  Interest   Interest  Distri-    Distri-  Penalty  Certificate
Class   CUSIP      Rate %     Type     bution     bution    Fees      Factor
-------------------------------------------------------------------------------
Regular
-------
A-1    36228CAA1  7.02000%    fixed   20.43487   5.74094   0.00000  0.96092214
A-2    36228CAB9  7.41000%    fixed    0.00000   6.17500   0.00000  1.00000000
B      36228CAC7  7.51000%    fixed    2.16356   6.16315   0.00000  0.98262752
C      36228CAD5  7.74000%    fixed    2.16356   6.35190   0.00000  0.98262752
D      36228LAE3  7.85000%    fixed    2.16356   6.44218   0.00000  0.98262752
E         N/A     7.85000%    fixed    2.16356   6.44218   0.00000  0.98262752
F         N/A     7.85000%    fixed    2.16356   6.44218   0.00000  0.98262753
G         N/A     7.85000%    fixed    0.00000   6.53445   0.00000  1.00000000
X-1*   36228CAF0  0.69648%  variable   0.00000   0.57158   0.00000  0.96943682
X-2*   36228CAG8  1.53105%  variable   0.00000   1.20485   0.00000  0.93173797
X-3*   36228CAH6  0.01000%    fixed    0.00000   0.00787   0.63541  0.93173797
R         N/A     0.00000%     N/A     0.00000   0.00000   0.00000  0.00000000
-------------------------------------------------------------------------------
*Based on Notional Balance

Account Administrator:  William T. Oberlies  617/664-5420
Account Officer:  Jim Byrnes  617/664-5409
Street Connection:  (factor and rate by cusip) 617/664-5500
Street Fax:  (secondary market reports)  617/664-5600

State Street
Corporate Trust Department
Securities Administration
Report to Certificateholders

GS Mortgage Securities Corporation II
Commercial Mortgage Pass-Through Certificates
Series 1996-PL
Payment Date:  November 15, 1996

------------------------------------------------------------------------------
Principal Distribution Detail
------------------------------------------------------------------------------
        Scheduled                          Additional
        Principal     Principal    Realized Expense  Unscheduled      Net
Class  Distributed   Prepayments    Losses   Losses  Adjustments  Distribution
------------------------------------------------------------------------------
A-1    $859,131.40  $5,859,854.87   $0.00    $0.00     $0.00     $6,718,986.27
A-2          $0.00           0.00    0.00     0.00      0.00              0.00
B       $59,725.74           0.00    0.00     0.00      0.00         59,725.74
C       $53,752.31           0.00    0.00     0.00      0.00         53,752.31
D       $53,752.31           0.00    0.00     0.00      0.00         53,752.31
E       $47,783.18           0.00    0.00     0.00      0.00         47,783.18
F       $59,725.74           0.00    0.00     0.00      0.00         59,725.74
G            $0.00           0.00    0.00     0.00      0.00              0.00
X-1*         $0.00           0.00    0.00     0.00      0.00              0.00
X-2*         $0.00           0.00    0.00     0.00      0.00              0.00
X-3*         $0.00           0.00    0.00     0.00      0.00              0.00
R            $0.00           0.00    0.00     0.00      0.00              0.00
------------------------------------------------------------------------------
Total 1,133,870.69   5,859,854.87    0.00     0.00      0.00      6,993,725.56
------------------------------------------------------------------------------
*Based on Notional Balance



------------------------------------------------------------------------------
Interest Distribution Detail
------------------------------------------------------------------------------
                   Prepay-          Prior
                     ment   Inter-  Unpaid
                   Interest  est    Inter-                           Remaining
         Accrued    Short-  Adjust-  est   Distributed   Prepayment   Unpaid
Class    Interest    fall   ment**  Paid    Interest      Premiums   Interest
------------------------------------------------------------------------------
A-1   $1,887,620.58  0.00     0.00   0.00 $1,887,620.58        0.00     $0.00
A-2     $458,438.32  0.00     0.00   0.00   $458,438.32        0.00     $0.00
B       $170,135.32  0.00     0.00   0.00   $170,135.32        0.00     $0.00
C       $157,808.74  0.00     0.00   0.00   $157,808.74        0.00     $0.00
D       $160,051.50  0.00     0.00   0.00   $160,051.50        0.00     $0.00
E       $142,277.98  0.00     0.00   0.00   $142,277.98        0.00     $0.00
F       $177,837.85  0.00     0.00   0.00   $177,837.85        0.00     $0.00
G       $144,480.58  0.00  (159.38)  0.00   $144,321.20        0.00  ($483.05)
X-1*    $260,347.21  0.00     0.00   0.00   $260,347.21        0.00     $0.00
X-2*    $665,212.99  0.00     0.00   0.00   $665,212.99        0.00     $0.00
X-3*      $4,344.82  0.00     0.00   0.00     $4,344.82  350,818.38     $0.00
R             $0.00  0.00     0.00   0.00         $0.00        0.00     $0.00
------------------------------------------------------------------------------
Total $4,228,555.89 $0.00 ($159.38) $0.00 $4,228,396.51 $350,818.38  ($483.05)
------------------------------------------------------------------------------
*Based on Notional Balance
**Interest Adjustment due to Additional Trust Expense

State Street
Corporate Trust Department
Securities Administration
Report to Certificateholders

GS Mortgage Securities Corporation II
Commercial Mortgage Pass-Through Certificates
Series 1996-PL
Payment Date:  November 15, 1996

-------------------------------------------------------------------------------
Principal Distribution per Certificate
-------------------------------------------------------------------------------
       Principal   Principal   Realized   Additional   Unscheduled     Net
Class Distributed Prepayments   Losses  Expense Losses Adjustments Distribution
-------------------------------------------------------------------------------
A-1     2.61293     17.82194   0.00000     0.00000        0.00000    20.43487
A-2     0.00000      0.00000   0.00000     0.00000        0.00000     0.00000
B       2.16356      0.00000   0.00000     0.00000        0.00000     2.16356
C       2.16356      0.00000   0.00000     0.00000        0.00000     2.16356
D       2.16356      0.00000   0.00000     0.00000        0.00000     2.16356
E       2.16356      0.00000   0.00000     0.00000        0.00000     2.16356
F       2.16356      0.00000   0.00000     0.00000        0.00000     2.16356
G       0.00000      0.00000   0.00000     0.00000        0.00000     0.00000
X-1*    0.00000      0.00000   0.00000     0.00000        0.00000     0.00000
X-2*    0.00000      0.00000   0.00000     0.00000        0.00000     0.00000
X-3*    0.00000      0.00000   0.00000     0.00000        0.00000     0.00000
R       0.00000      0.00000   0.00000     0.00000        0.00000     0.00000
-------------------------------------------------------------------------------
*Based on Notional Balance



----------------------------------------------------------------------------
Interest Distribution per Certificate
----------------------------------------------------------------------------
                 Prepay-          Prior
                   ment   Inter-  Unpaid
                 Interest  est    Inter-                           Remaining
       Accrued    Short-  Adjust-  est    Distributed  Prepayment   Unpaid
Class  Interest    fall   ment    Paid     Interest     Premiums   Interest
----------------------------------------------------------------------------
A-1    5.74094  0.00000  0.00000  0.00000   5.74094     0.00000    0.00000
A-2    6.17500  0.00000  0.00000  0.00000   6.17500     0.00000    0.00000
B      6.16315  0.00000  0.00000  0.00000   6.16315     0.00000    0.00000
C      6.35190  0.00000  0.00000  0.00000   6.35190     0.00000    0.00000
D      6.44218  0.00000  0.00000  0.00000   6.44218     0.00000    0.00000
E      6.44218  0.00000  0.00000  0.00000   6.44218     0.00000    0.00000
F      6.44218  0.00000  0.00000  0.00000   6.44218     0.00000    0.00000
G      6.54167  0.00000 -0.00722  0.00000   6.53445     0.00000   -0.02187
X-1*   0.57158  0.00000  0.00000  0.00000   0.57158     0.00000    0.00000
X-2*   1.20485  0.00000  0.00000  0.00000   1.20485     0.00000    0.00000
X-3*   0.00787  0.00000  0.00000  0.00000   0.00787     0.63541    0.00000
R      0.00000  0.00000  0.00000  0.00000   0.00000     0.00000    0.00000
----------------------------------------------------------------------------
*Based on Notional Balance

State Street
Corporate Trust Department
Securities Administration
Report to Certificateholders

GS Mortgage Securities Corporation II
Commercial Mortgage Pass-Through Certificates
Series 1996-PL
Payment Date:  November 15, 1996
-------------------------------------------------------------------
Payment Summary
-------------------------------------------------------------------
                                                     Additional
            Beginning        Principal    Realized    Expense
Class        Balance          Payable      Losses     Losses
---------------------------------------------------------------
Regular
-------
A-1       322,670,185.04   $6,718,986.27    $0.00      $0.00
A-2        74,241,023.00           $0.00    $0.00      $0.00
B          27,185,403.20      $59,725.74    $0.00      $0.00
C          24,466,470.83      $53,752.31    $0.00      $0.00
D          24,466,470.83      $53,752.31    $0.00      $0.00
E          21,749,500.17      $47,783.18    $0.00      $0.00
F          27,185,403.34      $59,725.74    $0.00      $0.00
G          22,086,204.00           $0.00    $0.00      $0.00
X-1*      448,563,082.12           $0.00    $0.00      $0.00
X-2*      521,378,231.80           $0.00    $0.00      $0.00
X-3*      521,378,231.80           $0.00    $0.00      $0.00
R                   0.00           $0.00    $0.00      $0.00
---------------------------------------------------------------
TOTAL     544,050,660.40   $6,993,725.56    $0.00      $0.00
---------------------------------------------------------------



---------------------------------------------------------------

               Interest         Total              Ending
Class          Payable         Payment**          Balance
---------------------------------------------------------------
Regular
-------
A-1        $1,887,620.58   $8,606,606.85       315,951,198.77
A-2          $458,438.32     $458,438.32        74,241,023.00
B            $170,135.32     $229,861.06        27,125,677.45
C            $157,808.74     $211,561.05        24,412,718.52
D            $160,051.50     $213,803.81        24,412,718.52
E            $142,277.98     $190,061.16        21,701,716.99
F            $177,837.85     $237,563.59        27,125,677.59
G            $144,321.20     $144,321.20        22,086,204.00
X-1*         $260,347.21     $260,347.21       441,569,356.55
X-2*         $665,212.99     $665,212.99       514,423,503.42
X-3*         $355,163.20     $355,163.20       514,423,503.42
R                  $0.00           $0.00                 0.00
---------------------------------------------------------------
TOTAL      $4,579,214.89  $11,572,940.45       537,056,934.84
---------------------------------------------------------------
*  Based on Notional Balance
** Includes Prepayment Penalty Fees and Prior Unpaid Interest


                    Disclaimer Notice
Notice: This report has been prepared by or based on information furnished to State Street Bank and Trust Company ("State Street") by one or more third parties (e.g., Servicer, Master Servicer, etc.). State Street shall not have and does not undertake responsibility for the accuracy or completeness of information provided by such third parties, and makes no representation or warranty with respect to the accuracy or completeness thereof or the sufficiency thereof for any particular purpose. State Street has not independently verified information received from third parties, and shall have no liability for any inaccuracies therein or caused thereby.

State Street
Corporate Trust Department
Securities Administration
Report to Certificateholders

GS Mortgage Securities Corporation II
Commercial Mortgage Pass-Through Certificates
Series 1996-PL
Payment Date:  November 15, 1996

Delinquency Statistics

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Loans Delinquent
-------------------------------------------------------------------------------
                   One Month   Two Months   Three + Months  Foreclosures
-------------------------------------------------------------------------------
    # of Loans         0           0              1              0
   APB of Loans      0.00         0.00        773,431.56       0.00
-------------------------------------------------------------------------------


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Specially Serviced Loans
-------------------------------------------------------------------------------
    # of Loans                                             1
   APB of Loans                                        773,431.56
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Mortgage Loans that became an REOs during preceding calendar month
-------------------------------------------------------------------------------
               Date of    Scheduled Principal Balance    Unpaid Principal as
Loan Number  Acquisition  as of the Date of Acquisition  of date of Acquisition
-------------------------------------------------------------------------------
    N/A          N/A                  0.00                      0.00
-------------------------------------------------------------------------------



-------------------------------------------------------------------------------
Any REO Property included in the Trust at the close of business on the related Determination Date
-------------------------------------------------------------------------------
Relevant REO Loan Number                Book Value of any REO Property
-------------------------------------------------------------------------------
         0                                             0.00
-------------------------------------------------------------------------------
Aggregate amount of Net Operating Income and other revenues
collected by the Special Servicer with respect to such REO
Property during the related Prepayment Period
-------------------------------------------------------------------------------
                               0.00
-------------------------------------------------------------------------------
Portion of the above amount collected by the Special Servicer included in the Available Distribution Amount for such
Distribution Date
-------------------------------------------------------------------------------
                               0.00
-------------------------------------------------------------------------------



-------------------------------------------------------------------------------
Any Mortgage Loan repurchased by Protective Life or otherwise liquidated or disposed of during the related Prepayment Period
-------------------------------------------------------------------------------
Relevant REO Loan Number
-------------------------------------------------------------------------------
         0
-------------------------------------------------------------------------------
Proceeds of any repurchase of a Mortgage Loan, Liquidation
Proceeds, and/or other amounts representing Principal Prepayments in Full, if any, received during the related Prepayment Period
-------------------------------------------------------------------------------
                                0.00
-------------------------------------------------------------------------------
Portion of the above amount received that is included in the
Available Distribution Amount for such Distribution Date
-------------------------------------------------------------------------------
                                0.00
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Any REO Property for which a Final Recovery Determination has been made
-------------------------------------------------------------------------------
Mortgage Loan Number                  Date of Final Recovery Determination
-------------------------------------------------------------------------------
       0                                          00/00/00
-------------------------------------------------------------------------------
Amount of Proceeds                           Portion in Available
and other amounts                            Distribution Amount
-------------------------------------------------------------------------------
     0.00                                            0.00
-------------------------------------------------------------------------------

State Street
Corporate Trust Department
Securities Administration
Report to Certificateholders

GS Mortgage Securities Corporation II
Commercial Mortgage Pass-Through Certificates
Series 1996-PL
Payment Date:  November 15, 1996

------------------------------------------------------------------------------
Aggregate of:
------------------------------------------------------------------------------
Principal Balance of the Mortgage Loans at the close
 of business on the Determination Date                      544,050,660.50
Principal Prepayments(other than Liquidation Proceeds)        5,859,854.87
Allocable Prepayment Interest Shortfalls                              0.00
Servicing Compensation paid to or retained by Servicer
 in respect of the related Due Period                            68,006.33
Servicing Compensation paid to or retained by Special
 Servicer in respect of the related Due Period                      159.38
Servicing Advances and P&I Advances made by the Servicer      9,558,478.93
Servicing Advances and P&I Advances made by the Trustee               0.00
Amount of Interest to Holders reduced by Losses,
 Shortfalls, and Appraisal Reductions                                 0.00
Amount of Realized Losses and Additional Expense Losses               0.00
Amount of any remaining Interest Shortfalls for each
 Class stated separately                                              0.00
Any action taken by the Servicer/Special Servicer
 regarding "due-on-sale" or "due-on-encumbrance" clause                N/A
Beginning Certificate Principal Balance                     544,050,660.40
Ending Certificate Principal Balance                        537,056,934.83
Amount of any Appraisal Reductions in effect during
 related Due Period                                                   0.00

Appraisal Reductions Effected
-----------------------------
Loan #      0      0       0       0      0      0
------------------------------------------------------------------------------
Amount    0.00    0.00    0.00   0.00   0.00   0.00
------------------------------------------------------------------------------



Collateral Information
----------------------
Beginning Group  Number of Loans  Ending Group
   Loan Count      Paid Off        Loan Count
----------------------------------------------
      234              4              230
----------------------------------------------


   Beginning
    Aggregate        Principal     Ending Aggregate
Principal Balance    Payments      Principal Balance
----------------------------------------------------
 544,050,660.50     6,993,725.57     537,056,934.93
----------------------------------------------------